UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest reported): November 28, 2011



                    FIRST KEYSTONE CORPORATION
               ____________________________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: 570.752.3671


                               N/A
     _______________________________________________________
  (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    CURRENT REPORT ON FORM 8-K


Item 8.01  OTHER EVENTS

     On November 28, 2011, First Keystone Corporation, parent company of First Keystone Community Bank, issued a press release reporting the declaration of it's fourth quarter dividend. A copy of this press release is attached to this Current Report on Form 8K as Exhibit 99.1.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements and Exhibits

           None.

     (b)   Pro Forma Financial Information

           None.

     (c)   Shell Company Transactions.

           Not applicable.

     (d)   Exhibits


Exhibit Number           Description
______________           ___________
99.1                     Press Release of First Keystone
                         Corporation dated November 28, 2011.



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


                            Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ Matthew P. Prosseda
          Matthew P. Prosseda
          Chief Executive Officer

Date:     November 28, 2011



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


EXHIBIT INDEX

Exhibit Number           Description
______________           ___________

99.1                     Press Release of First Keystone
                         Corporation dated November 28, 2011


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